                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 6, 2002


                             DEL MONTE FOODS COMPANY
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      001-14335                 13-3542950
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


      One Market @ The Landmark
      San Francisco, California                         94105
(Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (415) 247-3000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

On December 6, 2002, the Registrant presented certain information to attendees at presentation meetings. The presented information included the following:

      - The following table sets forth the name, age and position of individuals who currently hold positions as operating officers of certain of the tuna, pet food and pet snacks, broth, private label soup and infant feeding businesses of H. J. Heinz Company (the "Heinz Businesses"). The Registrant anticipates that substantially all of the operating officers of the Heinz Businesses will continue to serve as operating officers of the Registrant after its proposed acquisition of the Heinz Businesses.

NAME                             AGE             POSITION
Donald J. Binotto                47     Managing Director, Seafood

Todd R. Lachman                  39     Managing Director, Pet Products

Dale A. Miller                   55     Managing Director, Specialty Pet Products

Steve Morelli                    51     Senior Vice President, Strategic Planning and
                                        Information Technology

Joseph F. Roxstrom               47     Managing Director, Soup and Infant Feeding

      - EBIT for the Heinz Businesses for the three-month period ended August 1, 2001 was $63 million.

      - Operating income excluding special items for the Heinz Businesses for the three-month period ended August 1, 2001 was $69.8 million.

      -     Quarterly Segment Information:

                                                                   THREE-MONTHS ENDED
                                          -------------------------------------------------------------------
                                          AUGUST 1,     OCTOBER 31,    JANUARY 30,       MAY 1,      JULY 31,
                                            2001           2001            2002           2002         2002
                                          ---------     -----------    -----------     ---------     --------
                                                                 (IN MILLIONS)
SALES:
   Tuna                                   $126.8         $146.9          $127.1         $169.1        $123.9
   Pet products                            219.7          239.0           224.1          252.5         186.9
   Soup and infant feeding                  55.2           93.2            86.6           76.8          53.5
                                            ----           ----            ----           ----          ----
     Total                                $401.8         $479.1          $437.8         $498.4        $364.3
                                          ======         ======          ======         ======        ======

OPERATING INCOME:
   Tuna                                    $19.7           $8.0           $15.8           $1.5          $4.6
   Pet products                             35.2           36.6            34.5           49.5          33.9
   Soup and infant feeding                   9.6           26.4            21.8           14.0          11.2
   Other*                                  (2.5)          (3.0)           (2.7)          (3.7)         (2.2)
                                           -----          -----           -----          -----         -----
     Total                                 $61.9          $68.1           $69.4          $61.4         $47.5
                                           =====          =====           =====          =====         =====

OPERATING INCOME EXCLUDING SPECIAL ITEMS:
   Tuna                                    $26.4           $8.0           $15.8           $4.0          $4.6
   Pet products                             36.3           36.6            34.5           44.5          33.9
   Soup and infant feeding                   9.6           26.4            21.8           14.0          11.2
   Other*                                  (2.5)          (3.0)           (2.7)          (3.6)         (2.2)
                                           -----          -----           -----          -----         -----
     Total                                 $69.7          $68.1           $69.4          $59.0         $47.5
                                           =====          =====           =====          =====         =====

----------------------
* "Other" represents restructuring items that could not be separately included in a specific segment and general and administrative expenses not directly attributable to operating segments. (Note: totals may not add due to rounding.)


      - The Registrant presented certain other information, a portion of which is attached as Exhibit 99.1.

ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

EXHIBIT         DESCRIPTION
-------         -----------
  99.1          Del Monte Foods Company Presentation December 2002

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Del Monte Foods Company

Date:  December 6, 2002                            By:  /s/ JAMES POTTER
                                                        Name:   James Potter
                                                        Title:  Secretary

                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION
-------        -----------
 99.1          Del Monte Foods Company Presentation December 2002